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                                                                   EXHIBIT 10.30

                                   SCHEDULE A
                                STATEMENT OF WORK

This Schedule A is subject to the terms and conditions of the Master Services Agreement (the "Agreement") between Rainmaker Systems, Inc. ("Provider") and Dell Products L.P., ("Dell"). With the effective date of December 19, 2001, and the Original Statement of Work ("SOW") with the effective date of January 29, 2002. To the extent that there is any conflict or inconsistency between the terms and conditions contained in this Schedule A, and the Agreement or the Original SOW, the terms and conditions contained in this Schedule A shall prevail. All other terms and conditions set forth in the Agreement or the SOW will apply to this Schedule A.

DEFINITION OF TERMS

     .    "Customer" refers to an existing customer of Dell.

     .    "Effective Date" is the date both parties sign this Schedule A.

     . "Programs" means the specific offers to Target Market as defined in this Schedule A.

     . "Target Market" means Dell's BSDR / PAD sales segments to which Rainmaker will perform sales and marketing services with respect to the Programs, as set forth in this Schedule A.

     . "Upgrade" means selling a higher level of warranty service to an existing Customer.

     . "Extension" means extending the same level of warranty service for additional year(s) upon initial service expiration, to existing Customer.

     . "CLOB" means Combined Lines of Business and refers to the collective group of desktop and notebook products consisting of Dimension, Optiplex, Precision, Latitude and Inspiron.

Term: Unless otherwise terminated, this Schedule A shall continue for an initial term of two (2) years, beginning on the Effective Date, and then will be automatically renewed for additional one (1) year terms. Either party may provide the other with 90 days written notice of termination of the Agreement, Original SOW or this Schedule A.

NEW SALES MESSAGING FOR CLOB EXTENSIONS

Rainmaker agrees to support the PAD new sales effort for CLOB's by incorporating a statement in the CLOB Program marketing message inviting Customer to call a specific phone number if the Customer has an interest in purchasing or learning about new Dell products.

Dell may, on a case-by-case basis, inform Rainmaker of specific accounts not to engage.

     Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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PROGRAMS AND TARGET MARKETS

Marketing and sales Programs for after point-of-sale services to the Target Market as described below:

          BSD COMPANY *** PROGRAMS

               1.   Extension Program for Servers and Storage
                    Targeted to Customers who have previously purchased servers or storage whose initial warranty is expiring within 12 months.
                    Rainmaker Commission Percentage - ***%

               2.   Extension Program for CLOB
                    Targeted to Customers who have previously purchased desktops or notebooks or workstations whose initial warranty is expiring within 12 months.
                    Rainmaker Commission Percentage - ***%

               3. Upgrade Program for P.E.S. - Premiere Enterprise Support Targeted to Customers who have previously purchased servers and storage, within the last 3 years.
                    Rainmaker Commission Percentage - ***%

               4.   Upgrade Program for Client Gold
                    Targeted to Customers who have previously purchased desktops, notebooks and workstations within last three years.
                    Rainmaker Commission Percentage - ***%

          PAD PROGRAM

               1.   Extension Program for CLOB
                    Targeted to Customers who have previously purchased desktops, notebooks or workstations whose warranty is expiring within 12 months.
                    Rainmaker Commission Percentage - ***%

PROGRAM COMMISSION PERCENTAGE ASSESSMENT STRATEGY

At the end of every 3-month period following Launch Date, Rainmaker and Dell may mutually agree to adjust program commission percentages for the programs listed above.

     . At each 3-month review, Rainmaker and Dell will identify and implement activities that improve efficiencies and/or attainment levels of the programs.

     . Beginning with the 2nd 3-month review (at the end of the first 6-month period) and every 3 months thereafter, Rainmaker and Dell will work in good faith to adjust program pricing accordingly to share any impact to the net contribution actually achieved. Improvements to the net contribution of the programs will be shared through price adjustments to the programs. Declines in the net contribution due to such actions as changes to the service offering and/or price changes to the service contracts affecting the

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          success of the program are also to be considered for sharing between
          Rainmaker and Dell.

     .    Dell and Rainmaker Must Mutually Agree To Any Pricing Changes In
          Writing.

          Agreed and Accepted:                   Agreed and Accepted:

          DELL Products L.P.                    RAINMAKER

          By: /s/ Michael Sheehan               By: /s/ Martin Hernandez
             -------------------------------       ----------------------------
          Printed Name: Michael Sheehan         Printed Name: Martin Hernandez
                       ---------------------                 ------------------
          Title:              SCM                Title:         COO
                ----------------------------           ------------------------
          Date:             1/16/03              Date:        1/10/03
               -----------------------------          -------------------------

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